IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:
Electric Transportation Engineering Corporation

Debtor

CASE NO. 13-16126 (RJH)

BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT

MONTH OF NOVEMBER 2013

DATE PETITION FILED: SEPTEMBER 16, 2013

TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: All assets sold, winding down operations

DATE DISCLOSURE STATEMENT FILED ____________ TO BE FILED **X**

DATE PLAN OF REORGANIZATION FILED ____________ TO BE FILED **X**

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

Susie Herrmann, CFO
PRINTED NAME OF RESPONSIBLE PARTY

12/18/2013
DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER

TITLE

PRINTED NAME OF PREPARER

DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (RJH)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				
	Operating	Credit Card	Blink		Total
	#6400	#9124	#8207		
Balance at Beginning of Period	884,052	85,533	9,330		978,915
RECEIPTS					
Cash Sales					
Accounts Receivable	8,992				8,992
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Collection for Purchasing entity	3,500	36,062			39,562
Other (attach list)					
TOTAL RECEIPTS	12,492	36,062			48,554
DISBURSEMENTS					
Business - Ordinary Operations	79,301				79,301
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)-void check					
Pay back other purchasing Entity					
for rec collected on their behalf	121,284				121,284
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS	200,584				200,584
Balance at End of Month	695,960	121,594	9,330		826,884

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	200,584
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	200,584

Case Number: 13-16126 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	11/30/2013	1/1/13 - 11/30/13	9/17/13 -11/30/13
REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0	31,433,830	483,432
Less: Returns & Discounts			
Net Revenue	0	31,433,830	483,432
COST OF GOODS SOLD			
Material	0	7,107,968	142,675
Direct Labor		2,392,921	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	9,478	63,309	63,309
Blink Cost of Revenue Share		291,516	16,860
Depreciation in COGs - Project Assets		17,859,801	2,310,569
Total Cost of Goods Sold	9,478	27,715,515	2,554,859
GROSS PROFIT	-9,478	3,718,315	-2,071,427
OPERATING EXPENSES			
Officer/Insider Compensation		0	0
Selling & Marketing (attach detail)		2,733,458	6,005
General & Administrative (attach detail)	63,491	8,403,922	509,532
Other Expenses (attach detail)		1,839,565	142,143
Total Operating Expenses	63,491	12,976,945	657,680
Income Before Non-operating Income and Expense	-72,969	-9,258,630	-2,729,107
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course	0	-33,397	-1,200
Other Expense (attach list)		30,680	-1,072
Interest Expense		6,596	269
Depreciation/Depletion		0	0
Amortization		0	0
Net Other Income & Expense	0	3,879	-2,003
Income Before Reorganization Expense	-72,969	-9,262,509	-2,727,104
REORGANIZATION EXPENSES			
Professional Fees		0	0
U.S. Trustee Fees		0	0
Other - Impairment Loss		14,269,095	14,269,095
Gain / Loss on Sale of Assets	0	114,526	114,526
Total Reorganization Expenses	0	14,383,621	14,383,621
Income Tax	0	0	0
NET PROFIT OR (LOSS)	-72,969	-23,646,130	-17,110,725

Case Number: 13-16126 (RJH)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	11/30/2013	1/1/13 - 11/30/13	9/17/13 -11/30/13
	Current Month	Year to Date	Total Since Filing
Selling & Marketing			
G&A Labor and employee related		1,997,397	4,530
Telephone		21,285	86
Travel and Meals		163,691	0
Office / Postage		26,229	0
Professional		66,406	0
Marketing		320,117	715
Web Development		77,085	0
License and Dues		44,898	475
Other		16,350	199
Total Selling and Marketing	0	2,733,458	6,005
General and Administrative			
G&A Labor and employee related	16,473	4,528,832	228,325
Telephone	7,132	188,768	17,919
Travel and Meals	0	738,750	3,168
Recruiting	0	140,100	0
Office / Postage	681	37,254	1,906
Professional Fees	6,498	397,079	20,927
Vehicles	0	9,051	3,659
Computer and IT	0	798,772	52,347
Marketing	0	61,286	36,119
Small Tools	0	49,779	0
Certification Expense	0	104,733	30,779
Dues and Subscriptions	0	44,850	2,553
Rent, Utilities and Maintenance	1,143	530,251	34,428
Business Insurance	29,895	304,253	71,318
Property Tax	0	419,068	0
Other	1,669	51,096	6,085
Total General & Administrative	63,491	8,403,922	509,533
Other Expenses			
Depreciation Expense		616,976	145,452
R&D Labor and employee related		416,395	0
R&D Travel		9,111	0
R&D expense		485,871	-3,309
R&D Development		311,213	0
Total Other Expenses	**0**	**1,839,566**	**142,143**

Case Number: 13-16126 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	11/30/2013	10/31/2013
ASSETS	**CURRENT MONTH**	**PRIOR MONTH**
Unrestricted Cash	826,885	978,915
Restricted Cash		
Total Cash	**826,885**	**978,915**
Accounts Receivable (net)	96,887	105,336
Inventory		
Notes Receivable		
Prepaid Expenses - Deposit	8,897	8,897
Other Receivables from CCGI for expenses passed on	201,686	0
Total Current Assets	**1,134,355**	**1,093,148**
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receivable (4A)	3,978,744	3,978,744
Other- Asset held for sale	0	0
TOTAL ASSETS	**5,113,099**	**5,071,892**
POST-PETITION LIABILITIES		
Accounts Payable	102,541	236,457
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	223,381	173,837
Other - Liabilities passed on to CCGI	201,686	
Other - Accrual Vacation and Wages	2,357	5,496
Total Post-Petition Liabilities	**529,965**	**415,790**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,504,207	8,504,207
Total Pre-Petition Liabilities	96,171,303	96,171,303
TOTAL LIABILITIES	**96,701,268**	**96,587,093**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,110,725	-17,037,756
Direct Charges to Equity	0	0
Total Equity	**-91,588,170**	**-91,515,201**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,113,098**	**5,071,892**

Case Number: 13-16126 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	11/30/2013	10/31/2013
	CURRENT MONTH	**PRIOR MONTH**
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-223,381	-173,837
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-223,381**	**-173,837**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	3,978,744	3,978,744
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receivable	**3,978,744**	**3,978,744**

Total Inter Company Receivables / Payables	**CURRENT MONTH**	**CURRENT MONTH**
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-82,112,957	-82,063,413
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,782,275**	**-83,732,730**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (RJH)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	11/30/2013	10/31/2013
Other Liabilities	**CURRENT MONTH**	**PRIOR MONTH**
Accounts Payable	6,070,415	5,929,625
Blink Hosts	90,843	90,843
Accrued Payroll	0	0
Accrued Liabilities	2,142,953	2,283,743
Sales Tax payable	199,995	199,995
	8,504,207	8,504,207

Case Number: 13-16126 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

As of 11/30/2013

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	140,937	0	61,433	79,504
Less Amount Considered Uncollectible	-44,050		0	-44,050
Net Accounts Receivable	96,887	0	61,433	35,454

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 13-16126 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

As of 11/30/2013

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	102,541	38,727	20,048	43,766	0
Taxes Payable	0	0			0
Notes Payable					
Professional Fees Payable					
Secured Debt	0	0	0	0	0
Other (attach list)					
Total Post-Petition Liabilities					

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders

Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals

Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (RJH)

AP Listing

(Accrual Basis)

Detail of Accounts Payable - Post Petition

As of 11/30/2013				
Vendor	**Balance**	**Current**	**>30 days**	**>60 days**
8X8 INC	2,988	2,988		
AT&T MOBILITY	9,151	4,144	5,007	
BOX.NET INC	1,814	0	966	848
CISCO SYSTEMS CAPITAL CORPORATION	4,783	0	0	4,783
CISCO WEBEX LLC	326	326		
CITY TREASURER - TACOMA	149	149		
CORVUS ENERGY LTD	4,658	0	4,658	
DIGITAL THE FRUTH GROUP	342	342		
EIDE BAILLY LLP	6,498	6,498		
GUARD O MATIC, INC	141	0	141	
HOME DEPOT	61	0	61	
INNERGY POWER CORPORATION	220	0	0	220
IRON MOUNTAIN RECORDS MANAGEMEN	155	155		
NISSAN MOTOR ACCEPTANCE CORP	352	0	0	352
PGE	7	7		
PREMIER DOCUMENT SHREDDING INC	90	90		
San Diego Gas & Electric	132	339	-207	
SILVERWINGS UNIQUE INC	3,150	0	2,170	980
SOUTHERN CALIFORNIA EDISON	179	179		
SPRINT	7,858	7,858		
TECHNICAL PROFESSIONALS GROUP, LL(	8,106	0	5,596	2,509
UNDERWRITERS LABORATORIES	468	468		
UNITED PARCEL SERVICE	179	3	176	
US POSTAGE METER CENTER, INC	686	0	686	
XO HOLDINGS, LLC dba	794	0	794	
Grand Total	53,287	23,546	20,048	9,692
Due CCGI	13,181	13,181	0	0
Blink Customer	34,073	0	0	34,073
Rent Accrual (office space)	2,000	2,000		
TOTAL PAYABLES	102,541	38,727	20,048	43,766

Case Number: 13-16126 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 1

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: NOVEMBER 2013
Account # 6400

Bank Name Bank of America

Date	Payee	Purpose	Amount
Cash/Electronic Disbursements		NOVEMBER 2013	
11/12/13	CITY OF PHOENIX-WATER SERVICES	Water service	77
11/18/13	CITY OF PHOENIX-WATER SERVICES	Water service	44
11/22/13	CITY OF PHOENIX-WATER SERVICES	Water service	10
		Total Cash/Electronic Disbursements	131

Check Number	Date	Payee	Purpose	Amount
		CHECKS ISSUED		
23256	11/22/13	VOID	VOID - from prior month	-5,007
23260	11/8/13	VOID	VOID - from prior month	-848
23280	11/1/13	ARIZONA PUBLIC SERVICE	Utilities	6,761
23281	11/1/13	CITY OF PHOENIX-WATER SERVICES	Utilities	51
23282	11/1/13	FEDEX FREIGHT	Postage	336
23283	11/1/13	VOID	VOID	0
23284	11/1/13	SPRINT	Connectivity of Chargers (post petition and Pre Sale)	71,834
23285	11/1/13	VOID	VOID	0
23286	11/1/13	VOID	VOID	0
23287	11/1/13	VOID	VOID	0
23288	11/11/13	OFFICE OF THE U.S. TRUSTEE	Filing of Monthly Reports	325
23289	11/11/13	OFFICE OF THE U.S. TRUSTEE	Filing of Monthly Reports	325
23290	11/11/13	OFFICE OF THE U.S. TRUSTEE	Filing of Monthly Reports	325
23291	11/11/13	OFFICE OF THE U.S. TRUSTEE	Filing of Monthly Reports	650
23292	11/12/13	A-1 SELF STORAGE	Rent - Storage buildings (Post Petition, Pre Sale)	177
23293	11/12/13	ANDREW W SALTER III	Rent - Warehouse Phoenix (assets still reside)	2,052
23294	11/12/13	CAMPBELL STATION SELF STORAGE	Rent - Storage buildings (Post Petition, Pre Sale)	85
23295	11/12/13	PUBLIC STORAGE #64343	Rent - Storage buildings (Post Petition, Pre Sale)	157
23296	11/12/13	PUBLIC STORAGE #21809	Rent - Storage buildings (Post Petition, Pre Sale)	162
23297	11/12/13	PUBLIC STORAGE #25540	Rent - Storage buildings (Post Petition, Pre Sale)	174
23298	11/12/13	PUBLIC STORAGE #20901	Rent - Storage buildings (Post Petition, Pre Sale)	297
				77,856
Total checks listed on continuation pages				1,314

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	79,301

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: NOVEMBER 2013
Account # 6400
Bank Name Bank of America

Cash/Electronic Disbursements		NOVEMBER 2013	
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0.00

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23299	11/21/13	VOID	VOID	0.00
23300	11/21/13	VOID	VOID	0.00
23301	11/21/13	VOID	VOID	0.00
23302	11/21/13	Meissner Jacquet Real Estate	DCFC Electric costs	1,200.66
23303	11/21/13	VOID	VOID	0.00
23304	11/21/13	PREMIER DOCUMENT SHREDDING INC	Shred Company	90.00
23305	11/21/13	VOID	VOID	0.00
23306	11/21/13	VOID	VOID	0.00
23307	11/21/13	Waste Management	Utilities	9.00
23308	11/21/13	VOID	VOID	0.00
23309	11/26/13	VOID	VOID	0.00
23310	11/26/13	CITY OF GARLAND	DCFC Electric costs	14.69
23311	11/26/13	VOID	VOID	0.00
Total checks listed on this page				1,314.35
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: NOVEMBER 2013
Account # 9124

Bank Name Bank of America

Cash/Electronic Disbursements		NOVEMBER 2013	
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0
Total checks listed on continuation pages				0

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	0